The Mosaic Company Earnings Conference Call – Second Quarter 2015 August 4, 2015 Jim Prokopanko, President and Chief Executive Officer Joc O’Rourke, Executive Vice President and Chief Operating Officer Rich Mack, Executive Vice President and Chief Financial Officer Laura Gagnon, Vice President Investor Relations

Click to edit Master title style 2 Safe Harbor Statement This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the Wa’ad Al Shamal Phosphate Company (also known as the Ma’aden joint venture), the acquisition and assumption of certain related liabilities of the Florida phosphate assets of CF Industries, Inc. (“CF”) and Mosaic’s ammonia supply agreements with CF; repurchases of stock; other proposed or pending future transactions or strategic plans and other statements about future financial and operating results. Such statements are based upon the current beliefs and expectations of The Mosaic Company’s management and are subject to significant risks and uncertainties. These risks and uncertainties include but are not limited to risks and uncertainties arising from the ability of the Ma’aden joint venture to obtain additional planned funding in acceptable amounts and upon acceptable terms, the timely development and commencement of operations of production facilities in the Kingdom of Saudi Arabia, the future success of current plans for the Ma’aden joint venture and any future changes in those plans; difficulties with realization of the benefits of the long term ammonia supply agreements with CF, including the risk that the cost savings from the agreements may not be fully realized or that the price of natural gas or ammonia changes to a level at which the natural gas based pricing under one of these agreements becomes disadvantageous to Mosaic; customer defaults; the effects of Mosaic’s decisions to exit business operations or locations; the predictability and volatility of, and customer expectations about, agriculture, fertilizer, raw material, energy and transportation markets that are subject to competitive and other pressures and economic and credit market conditions; the level of inventories in the distribution channels for crop nutrients; the effect of future product innovations or development of new technologies on demand for our products; changes in foreign currency and exchange rates; international trade risks and other risks associated with Mosaic’s international operations and those of joint ventures in which Mosaic participates, including the risk that protests against natural resource companies in Peru extend to or impact the Miski Mayo mine; changes in government policy; changes in environmental and other governmental regulation, including expansion of the types and extent of water resources regulated under federal law, greenhouse gas regulation, implementation of numeric water quality standards for the discharge of nutrients into Florida waterways or efforts to reduce the flow of excess nutrients into the Mississippi River basin, the Gulf of Mexico or elsewhere; further developments in judicial or administrative proceedings, or complaints that Mosaic’s operations are adversely impacting nearby farms, business operations or properties; difficulties or delays in receiving, increased costs of or challenges to necessary governmental permits or approvals or increased financial assurance requirements; resolution of global tax audit activity; the effectiveness of Mosaic’s processes for managing its strategic priorities; adverse weather conditions affecting operations in Central Florida, the Mississippi River basin, the Gulf Coast of the United States or Canada, and including potential hurricanes, excess heat, cold, snow, rainfall or drought; actual costs of various items differing from management’s current estimates, including, among others, asset retirement, environmental remediation, reclamation or other environmental regulation, Canadian resources taxes and royalties, or the costs of the Ma’aden joint venture, its existing or future funding and Mosaic’s commitments in support of such funding; reduction of Mosaic’s available cash and liquidity, and increased leverage, due to its use of cash and/or available debt capacity to fund share repurchases, financial assurance requirements and strategic investments; brine inflows at Mosaic’s Esterhazy, Saskatchewan, potash mine or other potash shaft mines; other accidents and disruptions involving Mosaic’s operations, including potential mine fires, floods, explosions, seismic events or releases of hazardous or volatile chemicals; and risks associated with cyber security, including reputational loss, as well as other risks and uncertainties reported from time to time in The Mosaic Company’s reports filed with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements.

Click to edit Master title style 3 Second Quarter Financial Highlights $1,385 $637 $730 Net Sales Phosphates International Distribution Potash $259 $8 $259 Operating Earnings  $1.08 diluted earnings per share • Includes $0.03 positive impact of notable items  $583 million in cash from operations $2.5 billion $510 million

Visible Strategic Progress 2 4 $1.01 $1.08 $0.17 $0.21 $0.06 $0.16 $0.06 $0.16 $0.43 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 Q2 2013 P Volume K Cash Cost/mt SG&A Share Count P Price K Price All Other* Q2 2015 Q2 2013 EPS vs. Q2 2015 Benefit of Mosaic’s Strategic Initiatives: $0.60/share * Includes $0.03 per share positive impact of disclosed notable items in Q2 ‘2015.

9.00 9.30 9.60 9.90 10.20 10.50 US$ BU New Crop Soybean Price Daily Close Nov '15 Contract Source: CME Expect Farm Economics to Stabilize 5  Probability of a third- in-a-row outsized crop is diminishing.  Grain and Oilseed prices recovered and stabilized.  El Niño still poses a threat.  No surprise: weather will determine final outcome. 3.50 3.70 3.90 4.10 4.30 4.50 4.70 US$ BU New Crop Corn Price Daily Close Dec '15 Contract Source: CME

Good Start to 2015 Brazil India China North America H1 6 2015  Normal spring season  High beginning inventories Key Points  Delayed demand  Real volatility  Credit program  Visible demand increase  Ample monsoon  Actively shipping against contract Source: Mosaic

Financial Results Review

Second Quarter Highlights: • The year-over-year increase in net sales is driven by higher sales volumes, due to export sales primarily to India. • The year-over-year increase in operating earnings reflects higher sales volumes and lower phosphate rock costs. Phosphates Segment Highlights $ In millions, except DAP price Q2 2015 Q1 2015 Q2 2014 Net sales $1,385 $1,172 $1,333 Gross margin $296 $222 $271 Percent of net sales 21% 19% 20% Operating earnings $259 $190 $219 Sales volumes 2.8 2.3 2.6 NA production volume(a) 2.5 2.3 2.5 Finished product operating rate 86% 79% 84% Avg DAP selling price $450 $458 $465 (a) Includes crop nutrient dry concentrates and animal feed ingredients 0 50 100 150 200 250 300 Q2 2014 OE Sales price Sales volumes Raw materials Other Q2 2015 OE OPERATING EARNINGS BRIDGE $ IN MILLIONS 8

Second Quarter Highlights: • The decrease in net sales was driven by lower sales volumes, partially offset by higher realized prices. • The year-over-year increase was driven by higher realized prices combined with lower costs of production as a result of cost savings initiatives, a higher operating rate and a weaker Canadian dollar, partially offset by higher Canadian resource taxes and royalties. Potash Segment Highlights $ In millions, except MOP price Q2 2015 Q1 2015 Q2 2014 Net sales $730 $653 $762 Gross margin $295 $242 $226 Percent of net sales 40% 37% 30% Operating earnings $259 $204 $189 Sales volumes 2.3 2.0 2.5 Production volume 2.4 2.5 2.0 Production operating rate 90% 93% 76% Avg MOP selling price $280 $288 $267 0 50 100 150 200 250 300 Q2 2014 OE Sales price Sales volumes Resource taxes & royalties Production and other Q2 2015 OE OPERATING EARNINGS BRIDGE $ IN MILLIONS 9

First Quarter Highlights: • The increase in net sales was driven by higher sales volumes, partially offset by lower average realized prices. • The year-over-year change primarily reflects the impact of declining prices and delayed fertilizer demand in Brazil, partially offset by the impact of the weaker local currency on expenses. International Distribution Segment Highlights $ In millions, except Blends price Q2 2015 Q1 2015 Q2 2014 Net sales $637 $439 $542 Gross margin $29 $21 $34 Percent of net sales 4% 5% 6% Operating earnings $8 $3 $16 Sales volumes 1.5 1.0 1.2 Margin per tonne $19 $21 $29 Average realized price (FOB destination) $427 $444 $452 0 10 20 30 40 50 Q2 2014 OE Sales volumes & mix Product cost Sales price Other Q2 2015 OE OPERATING EARNINGS BRIDGE $ IN MILLIONS 10

Cash*: $2.2B Debt**: $3.8B Balance Sheet and Capital Update 11 447 425 426 426 368 357 300 400 500 FY11 FY12 FY13 SP13 CY14 Q2 CY15 Ending Outstanding Share Count M ill io n S ha re s Cash* : $3.9B Debt**: $800M 90 million fewer shares *Cash & cash equivalents **Total debt including short and long term debt

Click to edit Master title style 12 Financial Guidance Summary Phosphates 2015 Q3 Sales volumes 2.1 to 2.4 million tonnes Q3 DAP selling price $435 to $455 per tonne Q3 Gross margin rate Low 20 percent Q3 Operating rate Mid 80 percent Full year sales volumes 9.5 to 10 million tonnes International Distribution 2015 Q3 Sales volumes 1.9 to 2.2 million tonnes Q3 Gross margin per tonne $20 to $26 per tonne Full year sales volumes 6 to 6.5 million tonnes

Click to edit Master title style 13 Financial Guidance Summary Potash 2015 Q3 Sales volumes 1.6 to 2.0 million tonnes Q3 MOP selling price $260 to $280 per tonne Q3 Gross margin rate Low 20 percent range Q3 Operating rate Mid 60 percent Full year sales volumes 8.2 to 8.6 million tonnes Full year Canadian Resources Taxes and Royalties $310 to $350 million Full year brine management costs $180 to $200 million Consolidated Full Year 2015 Total SG&A $360 to $380 million Capital Expenditures and Equity Investments $1.1 to $1.3 billion Effective Tax Rate High teens

Ma’aden Joint Venture Progress Main Substation / Ammonia Plant Ammonia Heat Exchangers DAP Process Building DAP Conveying

Second Half Outlook

North America: Expect Good Fall Season 2 16 0.50 0.75 1.00 1.25 1.50 1.75 05 06 07 08 09 10 11 12 13 14 15 Plant Nutrient Affordability Plant Nutrient Price Index / Crop Price Index Affordability Metric Average Source: Weekly Price Publications, CME, USDA, AAPFCO, Mosaic

Click to edit Master title style 17 India & China: Fa tors to Watch 17 China: • GDP • Soybean imports • Phosphate exports India: • Monsoon • Rupee

18 Brazil: Credit + Stable Soybean Prices = Strong H2 Soybean Prices Farm Credit History 94 116 133 128 19 20 24 60 0% 2% 4% 6% 8% 10% 12% 14% 16% 0 20 40 60 80 100 120 140 160 180 200 2012/13 2013/14 2014/15 2015/16 BRL billion Market Interest Rate Subsidized Interest rate Subsidized Interest rate Official Interest Rate (SELIC) Soybean Prices Monthly Average of CBOT Daily Nearby Close Source: Brazil Ministry of Agriculture and Central Bank 4 8 12 16 20 24 28 32 36 2 4 6 8 10 12 14 16 18 05 06 07 08 09 10 11 12 13 14 15 Real/Bu USD/Bu US$ Bu Brazilian Reais Bu

Thank You The Mosaic Company Earnings Conference Call – Second Quarter 2015 August 4, 2015

Appendix

Q2 2015 Percent Ammonia ($/tonnes) Realized in COGS $417 Average Purchase Price $462 Sulfur ($/ton) Realized in COGS $161 Average Purchase Price $154 Phosphate rock (realized in COGS) ('000 tonnes) U.S. mined rock 4,480 91% Purchased Miski Mayo Rock 366 7% Other Purchased Rock 80 2% Total 4,926 100% Average cost / tonne consumed rock $61 Raw Material Cost Detail 21

0 25 50 75 100 125 150 175 200 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015F Realized Costs Market Prices 0 100 200 300 400 500 600 700 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015F Realized Costs Market Prices 22 Phosphate Raw Material Trends Ammonia Sulfur ($/tonne) ($/tonne) 1. Market ammonia prices are average prices based upon Tampa C&F as reported by Fertecon 2. Market sulfur prices are average prices based upon Tampa C&F as reported by Green Markets 3. Realized raw material costs include:  ~$20/tonne of transportation, transformation and storage costs for sulfur  ~$30/tonne of transportation and storage costs for ammonia 2 2 1

(a) These factors do not change in isolation; actual results could vary from the above estimates (b) Assumes no change to KMAG pricing 2015 Q2 Actual Change 2015 Q2 Margin % Actual % Impact on Segment Margin Pre-Tax Impact EPS Impact Marketing MOP Price ($/tonne)(b) $280 $50 40% 15% $110 $0.25 Potash Volume (million tonnes) 2.3 0.5 40% 13% $96 $0.22 DAP Price ($/tonne) $450 $50 21% 10% $139 $0.32 Phosphate Volume (million tonnes) 2.8 0.5 21% 5% $71 $0.16 Raw Materials Sulfur ($/lt) $161 $50 21% 4% $61 $0.14 Ammonia ($/tonne) $417 $50 21% 2% $32 $0.07 Earnings Sensitivity to Key Drivers(a) 23

24 Potash Supply and Demand 50% 55% 60% 65% 70% 75% 80% 85% 90% 95% 100% 0 10 20 30 40 50 60 70 80 90 00 02 04 06 08 10 12 14 16F 18F 20F Op Rate Million Tonnes KCl Source: Company Reports, Fertecon, CRU and Mosaic Global Potash Capacity, Production and Operating Rate Capacity Production Op Rate

Market Update: North America 25 5.3 4.6 4.5 4.2 2014 2015 2014 2015F Jan-Jun Jul-Dec Million Tonnes KCl North America MOP Shipments 4.2 4.4 4.6 4.6 2014 2015 2014 2015F Jan-Jun Jul-Dec Million Tonnes North America DAP/MAP/ME/TSP Shipments Source: Mosaic Estimates

Market Update: China 2 26 3.9 3.8 4.2 5.3 2014 2015 2014 2015F Jan-Jun Jul-Dec Million Tonnes KCl China MOP Imports 2.4 4.7 5.7 4.3 2014 2015 2014 2015F Jan-Jun Jul-Dec Million Tonnes China DAP/MAP/TSP Exports Source: Mosaic Estimates

Market Update: India 2 27 1.6 1.8 2.7 3.2 2014 2015 2014 2015F Jan-Jun Jul-Dec Million Tonnes KCl India MOP Imports 1.0 3.0 2.8 2.8 2014 2015 2014 2015F Jan-Jun Jul-Dec Million Tonnes India DAP Imports Source: Mosaic Estimates

Market Update: Brazil 2 28 4.6 3.7 4.3 4.5 2014 2015 2014 2015F Jan-Jun Jul-Dec Million Tonnes KCl Brazil MOP Imports 2.7 2.2 3.2 2.6 2014 2015 2014 2015F Jan-Jun Jul-Dec Million Tonnes Brazil DAP/MAP/ME/TSP Imports Source: Mosaic Estimates